UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported:   October 28, 2004

CENTURYTEL, INC.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyTel Drive

Monroe, Louisiana 71203

(Address of principal executive offices) (Zip Code)

(318) 388-9000

(Registrant's telephone number, including area code)

Item 2.02.	Results of Operations and Financial Condition.

The following information, except for our forecasts for the upcoming quarter and except for our references to non-GAAP financial measures (as defined in Regulation G promulgated by the Securities and Exchange Commission), shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed by us under the Securities Act of 1933, as amended, except to the extent that such incorporated information is superceded by information as of a subsequent date that is included in or incorporated by reference into any such registration statement. None of the following information shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On October 28, 2004, we issued a press release announcing our third quarter 2004 consolidated operating results. More complete information on our operating results will be included in our Quarterly Report on Form 10-Q for the period ended September 30, 2004, which we expect to file shortly with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is furnished as part of this report:

(c)	Exhibit.

	99	Press release dated October 28, 2004 reporting third quarter 2004 operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURYTEL, INC.

By:	/s/ Neil A. Sweasy
Neil A. Sweasy
Vice President and Controller

Dated:  October 28, 2004